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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MAY 19, 2004






                TXU ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC

             (Exact name of registrant as specified in its charter)







         DELAWARE                    333-91935                75-2851358
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)




                  ENERGY PLAZA, 1601 BRYAN STREET, SUITE 2-023,
                            DALLAS, TEXAS 75201-3411
          (Address of principal executive offices, including zip code)


        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-5711


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Registrant registered transition bonds under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-91935) (the "Registration Statement"). The Securities and Exchange Commission (the "Commission") declared this Registration Statement effective at 12 p.m. on July 2, 2003 (the "Effective Date"). The transition bonds are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933. This Current Report on Form 8-K discloses the use of an updated Preliminary Term Sheet and Computational Materials which have been provided after the Effective Date to prospective investors in connection with a proposed offering of approximately $790,000,000 (preliminary, subject to change) of transition bonds pursuant to the Registration Statement. This Preliminary Term Sheet and Computational Materials is filed as Exhibit 99 hereto.

         The information contained in the Preliminary Term Sheet and Computational Materials is preliminary and may be superseded by the information contained in the final Prospectus and related Prospectus Supplement for the transition bonds and by any other information subsequently filed with the Commission.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit No.       Description
     -----------       -----------

        (a)            Financial Statements of businesses acquired:

                       Not applicable.

        (b)            Pro forma financial information:

                       Not applicable.

        (c)            Exhibits:
                       99 Preliminary (Updated) Term Sheet and Computational Materials for a proposed offering of approximately $790,000,000 (preliminary, subject to change) of transition bonds pursuant to the Registration Statement.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            TXU ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC


                                  By: /s/H. Dan Farell
                                     ------------------------
                                         H. Dan Farell
                                         Manager


Date:   May 19, 2004


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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith:

Exhibit No.
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    99         Preliminary (Updated) Term Sheet and Computational Materials
               for a proposed offering of approximately $790,000,000 (preliminary, subject to change) of transition bonds pursuant to the Registration Statement.


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